Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



        We hereby consent to the incorporation by reference in this Form 10-KSB,
Item 7 of our report, dated November 6, 1998 relating to the financial statements of Ophthalmic Imaging Systems.


                                        PERRY-SMITH & CO., LLP


Sacramento, California
December 15, 1998